UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 18, 2013

Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33748	20 – 8718331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 New York Avenue, N.W., Suite 900

Washington, D.C. 20005

(Address of Principal Executive Offices) (Zip Code)

(202) 728-0044

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2013 (the “Commitment Increase Date”), DuPont Fabros Technology, L.P., a Maryland limited partnership (the “Borrower”) and the operating partnership of DuPont Fabros Technology, Inc., a Maryland corporation (the “Company”), exercised the accordion feature under its $195 million senior unsecured term loan facility by entering into accession agreements with each of (i) TD Bank, N.A., as a new lender and (ii) Regions Bank, as a new lender (collectively, the “Accession Agreements”) to the Term Loan Agreement, dated September 13, 2013, as amended (the “Credit Agreement”), with Royal Bank of Canada, as administrative agent and a lender, and the other lending institutions that are parties thereto.

The Accession Agreements increase the total commitment under the Credit Agreement by $55 million from $195 million to $250 million. On the Commitment Increase Date, the Borrower drew down an additional advance of $34 million for a total amount outstanding as of the Commitment Increase Date of $154 million. The remaining amount of the loan under the Credit Agreement is available under a delayed draw feature to be advanced any time not later than January 10, 2014.

Except as amended by the Accession Agreements, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing does not purport to be a complete description of the terms of Accession Agreements and such description is qualified in its entirety by reference to the Accession Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

From time to time, the Company has had customary commercial and/or investment banking relationships with TD Bank, N.A. and/or certain of its affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated herein by reference. For a description of the terms of the Credit Agreement which have not been amended by the Accession Agreements as described above, see the description in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2013, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Accession Agreement, dated as of October 18, 2013, by and among DuPont Fabros Technology, L.P., as Borrower, Royal Bank of Canada as Agent, and TD Bank, N.A., as Acceding Lender

10.2	Accession Agreement, dated as of October 18, 2013, by and among DuPont Fabros Technology, L.P., as Borrower, Royal Bank of Canada as Agent, and Regions Bank, as Acceding Lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

October 24, 2013	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Accession Agreement, dated as of October 18, 2013, by and among DuPont Fabros Technology, L.P., as Borrower, Royal Bank of Canada as Agent, and TD Bank, N.A., as Acceding Lender.

10.2	Accession Agreement, dated as of October 18, 2013, by and among DuPont Fabros Technology, L.P., as Borrower, Royal Bank of Canada as Agent, and Regions Bank, as Acceding Lender.